                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

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REGISTRANT NAME                                     FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                           002-86837 / 811-03859
                                                    033-47473 / 811-03859
                                                    333-25473 / 811-03859
                                                    333-55740 / 811-03859
                                                    333-58234  / 811-03859
                                                    333-102906 / 811-03859
                                                    333-58314  / 811-03859
                                                    333-66114  / 811-03859
                                                    333-91860  / 811-03859
                                                    333-65118  / 811-03859
                                                    333-134869 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                        033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                        033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                       033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                       333-08859 / 811-07727
                                                    333-67685 / 811-07727
                                                    333-66106 / 811-07727
                                                    333-64338 / 811-07727
                                                    333-92396 / 811-07727
                                                    333-134870 / 811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven                      333-63511 / 811-09003
                                                    333-65965 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                       333-90328 / 811-21096
                                                    333-90324 / 811-21096
                                                    333-88414 / 811-21096
                                                    333-89468 / 811-21096
--------------------------------------------------------------------------------

         Signature                                           Title                                  Date
         ---------                                           -----                                  ----
/S/ MERTON BERNARD AIDINOFF                                  Director                          June 8, 2006
---------------------------------------------
MERTON BERNARD AIDINOFF

/S/ CHARLES H. DANGELO
---------------------------------------------                Director                          April 25, 2008
CHARLES H. DANGELO

/S/ JOHN QUILAN DOYLE                                 Director and President                   June 8, 2006
---------------------------------------------
JOHN QUILAN DOYLE

/S/ DAVID NEIL FIELDS                                        Director                          June 8, 2006
---------------------------------------------
DAVID NEIL FIELDS

/S/ KENNETH VINCENT HARKINS                                  Director                          June 8, 2006
---------------------------------------------
KENNETH VINCENT HARKINS

/S/ DAVID LAWRENCE HERZOG                                    Director                          June 8, 2006
---------------------------------------------
DAVID LAWRENCE HERZOG

/S/ ROBERT EDWARD LEWIS                                      Director                          June 8, 2006
---------------------------------------------
ROBERT EDWARD LEWIS

/S/ KRISTIAN PHILIP MOOR                                     Director                          June 8, 2006
---------------------------------------------
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER                                    Director and Chairman                    June 8, 2006
---------------------------------------------
WIN JAY NEUGER

/S/ ROBERT S. SCHIMEK                                        Director                          June 8, 2006
---------------------------------------------
ROBERT S. SCHIMEK

/S/ NICHOLAS SHAW TYLER                          Director, Senior Vice President               June 8, 2006
---------------------------------------------              and Treasurer
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH                                   Director                          June 8, 2006
---------------------------------------------
NICHOLAS CHARLES WALSH

/S/ MARK TIMOTHY WILLIS
--------------------------------------------                 Director                          April 25, 2008
MARK TIMOTHY WILLIS